SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 4, 2002




                             MATRIA HEALTHCARE, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


Delaware                           0-20619                      58-2205984
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(State or other jurisdiction     (Commission                  IRS Employer
of incorporation)                File Number)                 Identification No.


1850 Parkway Place, 12th Floor, Marietta, Georgia                  30067
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(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code:             770/767-4500
                                                   -----------------------------





                                 Not Applicable
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          (Former name or former address, if changed since last report)





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Item 5.     Other Events.
            -------------

     On September 3, 2002, Matria Healthcare, Inc., a Delaware corporation, announced that Stephen M. Mengert was appointed Vice President Finance and Chief Financial Officer, which appointment is effective as of September 4, 2002. A copy of the press release announcing Mr. Mengert's appointment is filed as
Exhibit 99.1 to this Report and is incorporated herein by this reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

           (c)      Exhibits

           99.1     Press Release dated September 3, 2002.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Matria has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MATRIA HEALTHCARE, INC.
                                   Registrant


                                   By: /s/Parker H. Petit
                                      ------------------------------------------
                                      Parker H. Petit
                                      Chairman of the Board, President and Chief
                                      Executive Officer

Date:    September 4, 2002

                                  Exhibit Index

99       Press Release dated September 3, 2002.